UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   August 31, 2004
                                                 -------------------------------


    GS Mortgage Securities Corp. (as depositor under the Master Servicing and
     Trust Agreement, dated as of August 1, 2004, relating to the GSAA Trust
                2004-7, Asset-Backed Certificates, Series 2004-7)
                        -----------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                 333-117485-04             13-6357101
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)

85 Broad Street, New York, New York                          10004
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      (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code (212) 902-1000
                                                   -----------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          ------------

      Attached as Exhibit 4 is the Trust Agreement (as defined below) for GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7. On August 31, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of August 1, 2004 (the "Trust Agreement"), by and among the Company, as depositor, Wells Fargo Bank, N.A., as master servicer and as securities administrator, Deutsche Bank National Trust Company, as trustee and as a custodian, and JPMorgan Chase Bank, as a custodian, of GSAA Home Equity Trust 2004-7, Asset-Backed Certificates, Series 2004-7 (the "Certificates"), issued in eleven classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class M-1, Class M-2 and Class B-1 Certificates, with an aggregate scheduled principal balance as of August 1, 2004 of $285,526,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of August 20, 2004, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

ITEM 9.01 Financial Statements and Exhibits.
          ---------------------------------

(c)   Exhibits

Exhibit 4 Master Servicing and Trust Agreement, dated as of August 1, 2004, by and among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, JPMorgan Chase Bank, as a custodian, and Wells Fargo Bank, N.A., as master servicer and as securities administrator.

SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 14, 2004                  GS MORTGAGE SECURITIES CORP.




                                          By:   /s/ Howard Altarescu
                                             ------------------------------
                                             Name:  Howard Altarescu
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----

    4                           Master Servicing and Trust Agreement,       6
                                dated as of August 1, 2004, by and
                                among GS Mortgage Securities Corp., as
                                depositor, Deutsche Bank National
                                Trust Company, as trustee and as a
                                custodian, JPMorgan Chase Bank, as a
                                custodian, and Wells Fargo Bank, N.A.,
                                as master servicer and as securities
                                administrator.